                                                                   EXHIBIT 10.30



Andrew I. Silfen (AS-1264)
Arent Fox Kintner Plotkin & Kahn, PLLC
1675 Broadway, 25th Floor
New York, New York 10019
(212) 484-3900

Counsel for the Official Committee
of Unsecured Creditors

Katherine L. Pringle (KP-0488)
Friedman Kaplan Seiler & Adelman LLP
1633 Broadway
New York, New York 10019-6708
(212) 833-1124

Special Counsel for the Debtors
and Debtors-in-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------------------x
                                                       :
In re:                                                 :  Chapter 11
                                                       :
SCIENT, INC., et al.,                                  :  Case Nos. 02-13455
                                                       :  through 02-13458 (AJG)
                         Debtors.                      :
                                                       :  (Jointly Administered)
                                                       :
-------------------------------------------------------x



                       STIPULATION AND ORDER OF SETTLEMENT



         This Stipulation and Order of Settlement ("Stipulation and Order") is entered into among SCIENT, INC. ("Scient"), a corporation with offices at 405 Lexington, 26th Floor, New York, NY 10174, as one of, and along with all the other, debtors and debtors-in-possession in these Chapter 11 cases as set forth on Schedule I hereto (collectively, the "Debtors"), the Official Committee of Unsecured Creditors of the Debtors, and Metretek Technologies, Inc. and PowerSpring, Inc. (collectively, "Metretek"), corporations with offices at 303 East Seventeenth Avenue, Suite 660, Denver, Colorado 80203.

         WHEREAS, Scient provided products and services to Metretek pursuant to a Proposal to Develop an Innovative eBusiness for Metretek Technologies, Inc., executed on July 26, 1999, an amendment thereto executed on March 14, 2000, and an amendment thereto executed on April 28, 2000 (collectively the "Services Agreements");

         WHEREAS, in order to resolve certain issues between them, the parties subsequently entered into an Outstanding Invoice Agreement, dated September 28, 2000 ("Invoice Agreement"), and Metretek executed a Non-Negotiable Convertible Promissory Note, also dated September 28, 2000 ("Promissory Note") in the amount of $2,846,426.02;

         WHEREAS, Metretek made scheduled payments under the Promissory Note to Scient until June 2001, after which Metretek withheld further payment pending investigation of the suspected fraudulent activity of Scient employee Abraham Schoenfeld;

         WHEREAS, on July 15, 2002, the Debtors filed with the United States Bankruptcy Court for the Southern District of New York ("Bankruptcy Court") voluntary petitions for relief under Chapter 11 of the Bankruptcy Code, and pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Debtors have continued in the management of their property as a debtors-in-possession;

         WHEREAS, in the course of the Chapter 11 proceedings Scient notified Metretek that Scient believed that Metretek was in default of its obligations under the Promissory Note and that Scient intended to seek judicial enforcement of the Promissory Note;

         WHEREAS, Metretek, alleging, among other things, fraud by Scient employee Abraham Schoenfeld, contended that the Promissory Note was unenforceable and subject to various set-offs and defenses, and that Scient was liable to Metretek for damages in connection with Scient's services to Metretek, and filed a Motion seeking relief from the automatic stay in order to initiate an arbitration action against Scient in accordance with the Services Agreements (the "Motion");

         WHEREAS, on November 1, 2002, Metretek and PowerSpring, Inc. filed a proof of claim, Claim Number 407 which claim was amended by Claim Number 548 which was filed on November 4, 2002 against Scient Enterprises, Inc. (the "Metretek Claim"), asserting a claim in the amount of $15,615,858 plus punitive damages, legal fees, and costs;

         WHEREAS, the Debtors and Metretek deny any liability on the claims made by the other; and

         WHEREAS, in view of the risks, costs and delay associated with litigation, the Debtors and Metretek (collectively, the "Parties") wish to settle all disputes between them, including any and all other claims or obligations that were or could be asserted by each of the Parties, up to and including the date of this Stipulation and Order, and fully resolve and discharge the Metretek Claim and any claims relating thereto upon the following terms and conditions:

         NOW THEREFORE, the Parties stipulate and agree as follows:

         1. The terms and conditions of this Stipulation and Order, and the obligations of the Parties hereunder, shall become effective only upon entry of this "So Ordered" Stipulation as an Order of the Bankruptcy Court.

         2. In consideration of the promises herein, Metretek shall, within three (3) business days from the date of execution of this Stipulation and Order, pay fifty thousand dollars ($50,000.00) (the "Payment") by federal funds wire transfer (to the account specified on Schedule II hereto) to Scient's counsel, Friedman Kaplan Seiler & Adelman LLP ("Friedman Kaplan"), to be held in escrow pursuant to Paragraph 3 herein.

         3.   Scient, through its attorneys, will seek the Bankruptcy
Court's immediate approval of this Stipulation and Order. Upon receiving a final and unappealable order of the Bankruptcy Court approving this Stipulation and Order ("Final Order"), Friedman Kaplan shall release the Payment to Scient, and the Promissory

Note shall be rendered null and void and shall have no further effect. In addition, upon the entry of a Final Order, (a) the Motion shall be deemed withdrawn with prejudice and the Metretek Claim, bearing Claim Numbers 407 and 548, shall be deemed expunged, discharged and satisfied, (b) neither Metretek nor any affiliate, successor, assign, agent or representative shall seek any similar or further relief as requested in the Motion, and (c) neither Debtors nor any affiliate, successor, assign, agent or representative shall seek to enforce the Promissory Note, the Invoice Agreement, the Services Agreements or any other agreements or instruments between Metretek and the Debtors, apart from this Stipulation and Order.

         4. If the Bankruptcy Court does not issue a Final Order on or before April 30, 2003, then the Payment shall be returned to Metretek within five (5) business days thereof, without deduction by with interest, if any, earned on the Payment in the escrow account, and all terms of this Stipulation and Order shall be rendered null and void and shall have no effect.

         5. (a) In accordance with the intentions of the Debtors and Metretek, this Stipulation and Order shall, upon entry of a Final Order, include and be deemed to be a full, final and irrevocable accord and satisfaction of all claims of each of the Debtors and Metretek against the other (and the other's respective affiliates, successors and assigns, and their respective officers, directors, employees, agents, representatives and legal counsel) regarding the actions, relationships, agreements, arrangements or state of facts or circumstances between the Parties occurring at any time prior to the date of the Stipulation and Order. In furtherance thereof, each of the Debtors and Metretek hereby releases the other Party (and the other Party's affiliates, and their respective officers, directors, employees, agents, representatives and legal counsel) from any and against any and all claims, demands, causes of action, debt, liabilities, rights, contracts, agreements, expenses, damages, attorneys' fees, obligations and suits, of any kind, whether statutory, tort, contractual or any other theory of liability or recovery, asserted or unasserted, in law, equity or otherwise, whether known or unknown, disclosed and undisclosed, including but not limited to claims now or hereafter directly or indirectly related to, based upon or arising in connection with the actions, relationships, agreements, arrangements or state of facts or circumstances among the Parties occurring at any time prior to the date of the Stipulation and Order, including but not limited to those directly or indirectly related to the Services Agreements, the Invoice Agreement, the Promissory Note, any other agreements or instruments between the Parties, the services provided by Scient to Metretek, the deliverables provided by Scient to Metretek, the actions of Scient employee Abraham Schoenfeld, and the obligations of Metretek to Scient in connection therewith (including without limitation its payment obligations under the Services Agreements, the Invoice Agreement or the Promissory Note) (collectively, the "Released Claims"). The Parties understand and agree that this Stipulation and Order includes a release of unknown claims, and each party expressly waives and relinquishes any and all claims, rights or benefits that it may have which are unknown at the time of the execution of this Stipulation and Order. Notwithstanding the above, this mutual release shall not apply to, and the Release Claims shall not include, any obligations of any Party arising under this Stipulation and Order, or the continuing obligations of confidentiality and intellectual property ownership and license rights as set forth in the Services Agreements.

         (b) The Debtors and Metretek each represent, warrant and covenant to the other that it has not commenced, and it will not commence at any time after the filing of this Stipulation and Order, directly or indirectly, any action, suit, arbitration or other legal proceedings, or assert, initiate, prosecute or voluntarily participate in any charge or complaint or another action with, before or involving any governmental, regulatory or administrative body, authority, agency or entity against the another Party relating directly or indirectly to the Released Claims.

         (c) The Debtors and Metretek each represent, warrant and covenant to the other that it has not assigned or otherwise transferred, will not prior to April 30, 2003, and will not following receipt of the Final Order, assign or otherwise transfer, directly or indirectly, to any other person or entity any right to assert any of the Released Claims against the other Parties.

         6. Nothing in this Stipulation and Order shall be deemed to be, or is intended to be, an admission of liability or culpability on the part of any Party with respect to any matter whatsoever.

         7. This Stipulation and Order contains the entire agreement and understanding among the Parties, constitutes the final, complete and exclusive embodiment of their agreement with respect to the subject matter hereof, and supersedes all prior agreements including the Invoice Agreement. This Stipulation and Order is executed without reliance upon any promise, warranty or representation by any Party or any representative of any Party other than those expressly contained herein and each party has carefully read this Stipulation and Order, has been advised of its meaning and consequences by its respective attorney and signs the same of its own free will. This Stipulation and Order shall bind and inure to the benefit of each party and its respective directors, officers, employees, subsidiaries, affiliates, parent corporations, predecessors and successors-in-interest, agents, assigns and attorneys. The Parties agree that this Stipulation and Order may be signed by manual or facsimile signatures and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         8. The Parties agree and acknowledge that this Stipulation and Order shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of New York as applied to contracts made and to be performed entirely within New York, without regard to the conflict of laws principles thereof.

         9. By his or her signature below, each signatory represents and warrants that he or she has been duly authorized by all necessary and appropriate corporate or other action to execute this Stipulation and Order on behalf of the party for which he or she is signing and to bind that party legally to all the terms and conditions of this Stipulation and Order.

         10. The Parties agree to execute such other documents and take any and all necessary and reasonable steps to effectuate this Stipulation and Order.

         11. The Bankruptcy Court shall retain jurisdiction over the Parties hereto and the terms and conditions of this Stipulation and Order, including, but not limited to, for the purposes of interpreting, implementing and enforcing this Stipulation and Order.

         12. This Stipulation and Order cannot be amended, modified or superceded except upon written consent of the Parties hereto.

         13. Debtors hereby represent and warrant to Metretek that they have given notice of the terms and conditions of this Stipulation and Order to SBI and Company, that SBI and has made no objection thereto and that Debtor will provide a copy of this Stipulation and Order to SBI and Company within five (5) business days from the date of execution of this Stipulation and Order.


SO AGREED:



Scient, Inc.                           Metretek Technologies, Inc.

By: /s/ David Wood                    By: /s/ W. Phillip Marcum
    ------------------------------         --------------------------------
        David Wood                            W. Phillip Marcum, President

Dated: February 25, 2003


                               FRIEDMAN KAPLAN SEILER & ADELMAN LLP
                               Special Counsel for the Debtors
                               and Debtors-in-Possession

                               By: /s/ Katherine L. Pringle
                                   --------------------------------
                                     Katherine L. Pringle (KP-0488)
                                     1633 Broadway
                                     New York, New York 10019-6708
                                     (212) 833-1124


                               ARENT FOX KINTNER PLOTKIN & KAHN, PLLC
                               Counsel for the Official Committee of
                               Unsecured Creditors

                               By: /s/ Andrew I. Silfen
                                  ---------------------------------
                                     Andrew I. Silfen (AS-1264)
                                     1675 Broadway, 25th Floor
                                     New York, New York  10019
                                     (212) 484-3900



                               KEGLER, BROWN, HILL & RITTER CO., L.P.A.
                               Counsel for Metretek Technologies, Inc.

                               By: /s/  Melvin D. Weinstein
                                   --------------------------------
                                     Melvin D. Weinstein
                                     65 East State Street, Suite 1800
                                     Columbus, Ohio 43215
                                     (212) 883-1700


                               DAVIDOFF & MALITO, LLP
                               Special Counsel for Metretek Technologies, Inc.

                               By: /s/ Bruce S. Nathan
                                   ----------------------------------------
                                     Bruce S. Nathan (BN-4844)
                                     Anusia Gayer (AG-9144)
                                     605 Third Avenue, 34th Floor
                                     New York, New York 10158
                                     (212) 557-7200



APPROVED and SO ORDERED

                   , 2003:
------------------

------------------------------------
HON. ARTHUR J. GONZALEZ
UNITED STATES BANKRUPTCY JUDGE

                                   SCHEDULE I


         Chapter 11 debtors and debtors-in-possession:

                  Scient, Inc.
                  Scient Enterprises, Inc.
                  iXL, Inc.
                  iXL Enterprises, Inc.

                                   SCHEDULE II

         WIRE INSTRUCTIONS:
         Funds should be wired to: